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                          Prudential World Fund, Inc.
                      Supplement dated November 5, 1997 to
                       Prospectus dated January 16, 1997

   The following information supplements the section entitled 'Manager' in the Prospectus.

   In October 1997, portfolio management for the Global Series was assumed by Daniel J. Duane, Ingrid Holm and Michelle Picker, as co-managers.

   Daniel J. Duane is a Managing Director and Chief Investment Officer for Global Equity Investments of Prudential Mutual Fund Investment Management, a unit of The Prudential Investment Corporation (PIC). Mr. Duane has been employed by PIC as a portfolio manager since 1990. Mr. Duane is a Chartered Financial Analyst. Mr. Duane has managed the Fund's Global Series since its inception and has served as a co-manager of the Global Series since October 1997. He also serves as co-manager of the Prudential Series Fund Global Equity Portfolio.

   Ingrid Holm is a Vice President in PIC's global equity investments group. Ms. Holm joined PIC in 1989, and has served as a portfolio manager since 1994. Between 1990 and 1994, Ms. Holm was a member of PIC's high yield bond research group. Ms. Holm is a Chartered Financial Analyst. She has served as as a co-manager of Prudential Series Fund Global Equity Portfolio and as a co-manager of the Fund's Global Series since October 1997.

   Michelle Picker is a Vice President in PIC's global equity investments group. Ms. Picker joined PIC in 1992 as a research analyst concentrating on U.S. stocks. Since 1994, she has served as a portfolio manager focusing on companies in the Pacific Basin, outside of Japan. Prior to joining PIC, Ms. Picker was employed as an accountant with Price Waterhouse. Ms. Picker is a Chartered Financial Analyst. She has served as as a co-manager of Prudential Series Fund Global Equity Portfolio and as a co-manager of the Fund's Global Series since October 1997.


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